NET REVENUES	12 Months Ended
Mar. 31, 2013
NET REVENUES
NET REVENUES

(9)        NET REVENUES

The components of net revenues for the years ended March 31, 2011, 2012 and 2013 are as follows:

	Year Ended March 31,
	2011	2012	2013
	RMB	RMB	RMB
Testing services	243,103,305	290,881,289	335,790,689
Test preparation and training solutions	15,426,587	26,996,054	11,343,066
Other revenue	45,373,919	34,208,217	19,541,740
Net revenues	303,903,811	352,085,560	366,675,495

Other revenue includes net revenues from test-based educational services of RMB 25,727,038, RMB 12,614,294 and RMB 6,778,429 for the year ended March 31, 2011, 2012 and 2013, respectively.

Product sales of RMB 478,468, RMB 788,062 and RMB 1,095,370 for the years ended March 31, 2011, 2012 and 2013 are included in other revenue. Other revenue primarily includes test-based educational services, licensing fees from authorized test centers, test development services, test certificate services, and test administration software product sales.